                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT

        THIS FIRST AMENDMENT dated as of April 19, 2001 (this "Amendment") is among DREYER'S GRAND ICE CREAM, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A., as Agent for the Banks (in such capacity, the "Agent").

        WHEREAS, the Company, various financial institutions (the "Banks") and the Agent are parties to a Credit Agreement dated as of July 25, 2000 (the "Credit Agreement"; unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement); and

        WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

        SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

        1.1 Amendment to Consolidated Net Worth. Section 8.13 is amended in its entirety to read as follows:

               8.13 Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time to be less than the total of:

                   (i) $42,000,000; plus

                   (ii) 75% of the Company's consolidated net income for each fiscal quarter beginning with the fiscal quarter ending on June 30, 2000 (with no deduction for losses in any such quarter); plus

                   (iii) 75% of Net Issuance Proceeds of any stock offerings
               issued (excluding stock issuances under Section 8.11(c)); minus

                   (iv) the book value of the Series A Preferred Stock (other than any portion thereof which is mandatorily redeemable within one year); plus

                   (v) the book value of any shares of Series A Preferred Stock which are converted into common stock; minus


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                   (vi) the book value of any common stock referred to in clause
               (v) which has been redeemed or repurchased by the Company from the Person which held the Series A Preferred Stock immediately prior to the conversion thereof.

        1.2 Amendment to Minimum Fixed Charge Coverage Ratio. Section 8.14 is amended in its entirety to read as follows:

            8.14 Minimum Fixed Charge Coverage Ratio.

            (a) The Company shall not permit its Fixed Charge Coverage Ratio:

================================================================================
                       For the period consisting of the four consecutive
To be less than:       fiscal quarters ending on the last day of its:
--------------------------------------------------------------------------------
2.00                   First fiscal quarter of 2001
--------------------------------------------------------------------------------
1.75                   Second fiscal quarter of 2001
--------------------------------------------------------------------------------
2.00                   Third fiscal quarter of 2001
--------------------------------------------------------------------------------
2.00                   Fourth fiscal quarter of 2001
--------------------------------------------------------------------------------
2.00                   First fiscal quarter of 2002
--------------------------------------------------------------------------------
2.75                   Second fiscal quarter of 2002
--------------------------------------------------------------------------------
3.00                   Third fiscal quarter of 2002 and each fiscal quarter
                       thereafter
================================================================================


               (b) For purposes of this Section, Fixed Charge Coverage Ratio means, computed on a consolidated basis for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter, the ratio of "A" to "B" where:

               "A" means the sum for such period of EBITDA plus operating lease expenses plus, without duplication, all payments under Synthetic Leases; and

               "B" means the sum for such period of (i) cash interest expense, plus operating lease expenses, plus, without duplication, all payments under Synthetic Leases, plus all cash dividends paid by the Company plus (ii) the current portion, as of the last day of such period, of all principal of Indebtedness (excluding the Series A Preferred Stock).

        1.3 Amendment to Funded Debt/EBITDA Ratio. Section 8.15 is amended in its entirety to read as follows:

        8.15 Funded Debt/EBITDA Ratio. The Company shall not permit its Funded Debt/EBITDA Ratio:

================================================================================
                           For the period consisting of the four consecutive
To be greater than:        fiscal quarters ending on the last day of its:
--------------------------------------------------------------------------------
3.75                       First fiscal quarter of 2001
--------------------------------------------------------------------------------
3.50                       Second fiscal quarter of 2001
--------------------------------------------------------------------------------
3.50                       Third fiscal quarter of 2001
--------------------------------------------------------------------------------
3.25                       Fourth fiscal quarter of 2001
--------------------------------------------------------------------------------
3.25                       First fiscal quarter of 2002
--------------------------------------------------------------------------------
3.00                       Second fiscal quarter of 2002 and each fiscal quarter
                           thereafter
================================================================================

        1.4 Amendment to Pricing Schedule. The existing Pricing Schedule attached to the Credit Agreement as Schedule 1.1 is replaced by Schedule 1.1 hereto.

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that (a) the representations and warranties made in Article VI of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) on and as of the Amendment Effective Date (and after giving effect hereto), no Default or Event of Default will exist; (c) no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of any agreement or other contract, or any judgment, order or decree, which is binding upon the Company; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on the date (the "Amendment Effective Date") on which the Agent shall have received (a) counterparts of this Amendment executed by the Company and the Majority Banks (it being understood that the Agent may rely on facsimile confirmation of the execution of a counterpart hereof by any party hereto) and (b) for the account

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of each Bank which delivers a signed counterpart hereof to the Agent on or before 5:00 p.m. on April 19, 2001, an amendment fee equal to 0.125% of such Bank's Commitment.

        SECTION 4. MISCELLANEOUS.

               (a) Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

               (b) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

               (c) Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

               (d) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

               (e) Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

        Delivered at Chicago, Illinois, as of the day and year first above written.

                           DREYER'S GRAND ICE CREAM, INC.

                           By:         /s/ William C. Collett
                                       -----------------------------------------
                           Name:       William C. Collett
                                       -----------------------------------------
                           Title:      Treasurer
                                       -----------------------------------------

                           BANK OF AMERICA, N.A., as Agent

                           By:         /s/ Lynn A. Durning
                                       -----------------------------------------
                           Name:       Lynn A. Durning
                                       -----------------------------------------
                           Title:      Managing Director
                                       -----------------------------------------

                           BANK OF AMERICA N.A., as Swing Line Bank, Letter of Credit Issuing Bank and as a Bank

                           By:         /s/ Lynn A. Durning
                                       -----------------------------------------
                           Name:       Lynn A. Durning
                                       -----------------------------------------
                           Title:      Managing Director
                                       -----------------------------------------

                           UNION BANK OF CALIFORNIA, N.A.

                           By:         /s/ Gail Fletcher
                                       -----------------------------------------
                           Name:       Gail Fletcher
                                       -----------------------------------------
                           Title:      Vice President
                                       -----------------------------------------

                           WELLS FARGO BANK,
                           NATIONAL ASSOCIATION

                           By:         /s/ Roger Fleischman
                                       -----------------------------------------
                           Name:       Roger Fleischman
                                       -----------------------------------------
                           Title:      Senior Vice President

                           By:         /s/ Lauren Downum
                                       -----------------------------------------
                           Name:       Lauren Downum
                                       -----------------------------------------
                           Title:      Vice President

                           HARRIS TRUST AND SAVINGS BANK

                           By:         /s/ Edwin A. Adams, Jr.
                                       -----------------------------------------
                           Name:       Edwin A. Adams, Jr.
                                       -----------------------------------------
                           Title:      Vice President
                                       -----------------------------------------

                           COBANK, ACB

                           By:         /s/ Brian J. Klatt
                                       -----------------------------------------
                           Name:       Brian J. Klatt
                                       -----------------------------------------
                           Title:      Vice President
                                       -----------------------------------------

                           SUNTRUST BANK

                           By:         /s/ Jess E. Jarratt
                                       -----------------------------------------
                           Name:       Jess E. Jarratt
                                       -----------------------------------------
                           Title:      Managing Director
                                       -----------------------------------------

                           COOPERATIEVE CENTRALE RAIFFEISEN-
                           BOERENLEENBANK B.A., "RABOBANK
                           NEDERLAND" NEW YORK BRANCH

                           By:         /s/ John J. McHugh  /s/ Edward J. Peyser
                                       -----------------------------------------
                           Name:       John J. McHugh         Edward J. Peyser
                                       -----------------------------------------
                           Title:      Executive Director     Managing Director
                                       -----------------------------------------

                           CREDIT AGRICOLE INDOSUEZ

                           By:         /s/ Alan I. Schmelzer
                                       -----------------------------------------
                           Name:       Alan I. Schmelzer
                                       -----------------------------------------
                           Title:      Vice President, Senior Relationship
                                       Manager
                                       -----------------------------------------

                           By:         /s/ Bradley C. Peterson
                                       -----------------------------------------
                           Name:       Bradley C. Peterson
                                       -----------------------------------------
                           Title:      First Vice President
                                       -----------------------------------------

                           THE BANK OF NEW YORK

                           By:         /s/ Elizabeth T. Ying
                                       -----------------------------------------
                           Name:       Elizabeth T. Ying
                                       -----------------------------------------
                           Title:      Vice President
                                       -----------------------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

         The Base Rate Margin, the Offshore Rate Margin, the Commitment Fee Rate and the LC Fee Rate, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1.

-----------------------------------------------------------------------------------------------------------------------
                     LEVEL I     LEVEL II     LEVEL III      LEVEL IV       LEVEL V      LEVEL VI      LEVEL VII
-------------------- ----------- ------------ -------------- -------------- ------------ ------------- ----------------
Base Rate Margin     0.000%      0.000%       0.250%         0.500%         0.875%       1.125%        1.375%
-----------------------------------------------------------------------------------------------------------------------
Offshore Rate        0.750%      1.000%       1.250%         1.500%         1.875%       2.125%        2.375%
Margin
-----------------------------------------------------------------------------------------------------------------------
Commitment Fee Rate  0.250%      0.300%       0.350%         0.375%         0.450%       0.500%        0.500%
-----------------------------------------------------------------------------------------------------------------------
LC Fee Rate          0.750%      1.000%       1.250%         1.500%         1.875%       2.125%        2.375%
-----------------------------------------------------------------------------------------------------------------------

        Level I applies when the Funded Debt to EBITDA Ratio is less than 1.0 to 1.

        Level II applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.0 to 1 but less than 1.5 to 1.

        Level III applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.5 to 1 but less than 2.0 to 1.

        Level IV applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.0 to 1 but less than 2.5 to 1.

        Level V applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.5 to 1 but less than 3.0 to 1.

        Level VI applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.0 to 1 but less than 3.5 to 1.

        Level VII applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.5 to 1.

        The applicable Level shall be adjusted, to the extent applicable, on the date of the effectiveness of the First Amendment to this Agreement and, thereafter, 60 days (or, in the case of the last fiscal quarter of any fiscal year of the Company, 100 days) after the end of each fiscal quarter based on the Funded Debt to EBITDA Ratio as of the last day of such fiscal quarter; provided that if the Company fails to deliver the financial statements required by Section 7.01(a) or 7.01(b), as applicable, and the related certificate required by Section 7.02(b) by the 65th day (or, if applicable, the 105th day) after any fiscal quarter, Level VII shall apply until such financial statements are delivered.


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